UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2024
AFC GAMMA, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-510-2390
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 22, 2024, AFC Gamma, Inc. (the “Company”) entered into an amendment (the “Management Agreement Amendment”) to the Company’s Amended and Restated Management Agreement, dated January 14, 2021, between the Company and AFC Management, LLC (the “Manager”), as amended by the First Amendment to Amended and Restated Management Agreement, dated March 10, 2022, as further amended by the Second Amendment to Amended and Restated Management Agreement, dated November 7, 2022, as further amended by the Third Amendment to Amended and Restated Management Agreement, dated March 6, 2023 and as further amended by the Fourth Amendment to Amended and Restated Management Agreement, dated September 11, 2023 (the “Amended and Restated Management Agreement”).
Pursuant to the Management Agreement Amendment, the Amended and Restated Management Agreement was amended to update the investment guidelines to focus on the Company’s investments in first and second lien loans, typically secured by mortgages and other security interests, to cannabis operators in states that have legalized medical and/or adult use cannabis. Therefore, the investment guidelines were amended such that loans and investments made in respect of (x) first lien or second lien loans secured by mortgages or mezzanine loans to commercial real estate owners, operators and related businesses and (y) the ownership of non-cannabis related commercial real estate assets, were removed and are no longer permitted by the investment guidelines. The Company and the Manager have agreed that the Management Agreement Amendment shall become effective upon the completion of the Spin-Off (as defined below).

The Manager is a wholly-owned subsidiary of Castleground Holdings LLC (f/k/a Advanced Flower Capital Management, LLC) (the “Parent Manager”), which is 75% beneficially owned by Leonard M. Tannenbaum, our Chief Investment Officer and Executive Chairman of the Board, and 10% beneficially owned by Robyn Tannenbaum, our President. In January 2024, Dan Neville, our Chief Executive Officer, also purchased a 1.5% membership interest in certain income of the Parent Manager.
The foregoing description of the Amended and Restated Management Agreement is qualified in its entirety by reference to the full text of the Management Agreement Amendment, which is filed as Exhibit 10.1E to this Current Report on Form 8-K and is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure.
On February 22, 2024, the Company issued a press release regarding the Spin-Off (as defined below). A copy of the press release is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing with, the SEC under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference therein.
Item 8.01    Other Events.
On February 22, 2024, the Company announced that its Board of Directors has unanimously approved a plan to spin-off (the “Spin-Off”) its commercial real estate (“CRE”) portfolio into an independent, publicly traded REIT, named Sunrise Realty Trust, Inc. (“SUNS”).
The separation and the resulting Spin-Off is expected to be implemented in two steps. First, the Company expects to contribute, and SUNS expects to accept and assume, all of the assets, liabilities and business related to the Company’s commercial real estate lending business not related to the Company’s business of structuring, underwriting, origination and investing in loans to and debt securities of cannabis industry operators, as currently conducted by SUNS, including the operations, properties, services and activities of such business (the “Contribution”), to the extent such assets, liabilities and business are not already held at SUNS. Then, the Company plans to distribute all of the outstanding shares of SUNS common stock (“SUNS Common Stock”) on the distribution date to the Company’s shareholders as of the record date on a pro rata basis (the "Distribution"). The Company and SUNS expect that $115 million of assets in the aggregate, in a combination of loans and cash, will either be contributed to SUNS in the Contribution or be held by SUNS immediately following the Contribution. Following the distribution, the Company and SUNS expects the SUNS Common Stock to be listed on the Nasdaq Capital Market. The Spin-Off is expected to be completed in mid-2024.

Upon the completion of the Spin-Off, it is expected that Brian Sedrish will serve as SUNS’ chief executive officer, Brandon Hetzel will serve as SUNS’ chief financial officer (and will remain the chief financial officer of the Company), Mr. Tannenbaum will serve as SUNS’ executive chairman (and will remain the executive chairman and chief investment officer of the Company) and Anna Kim will serve as SUNS’ chief legal officer. Additionally, following the Spin-Off, SUNS will be externally managed and will be managed by Sunrise Manager LLC, an investment adviser with overlapping ownership to AFCG Manager and certain shared services. AFC Gamma will continue to be externally managed by AFCG Manager.
The Company anticipates that the Company’s shareholders as of the record date for the Distribution will receive a special cash dividend of $0.15 cents per Company common share.
SUNS has filed a registration statement on Form 10 with the Securities and Exchange Commission which provides additional details about the Spin-Off. Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of common stock of the Company or SUNS Common Stock.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1E	Fifth Amendment to Amended and Restated Management Agreement, dated February 22, 2024 by and between AFC Gamma, Inc. and AFC Management, LLC.
99.1	Press Release issued by AFC Gamma, Inc. on February 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Special Note Regarding Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views and projections with respect to, among other things, future events and financial performance. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including statements about our future growth and strategies for such growth, are subject to the inherent uncertainties in predicting future results and conditions and are not guarantees of future performance, conditions or results. Certain factors, including the ability of our manager to locate suitable loan opportunities for us, monitor and actively manage our loan portfolio and implement our investment strategy; the demand for cannabis cultivation and processing facilities; management’s current estimate of expected credit losses and current expected credit loss reserve and other factors could cause actual results and performance to differ materially from those projected in these forward-looking statements. Additionally, these forward-looking statements are based upon current estimates and assumptions and include statements regarding the Company’s plans to spin-off all of the outstanding shares of SUNS to the Company’s shareholders, the Spin-Off enabling each company’s management to more effectively pursue its own distinct investment priorities and strategies, the Spin-Off permitting the Company to allocate its financial resources to meet the unique needs of its business, which will allow it to specialize on its distinct strategic priorities and to more effectively pursue its distinct capital allocation and portfolio management strategies, the Spin-Off allowing each company to more effectively articulate a clear investment thesis to attract a long-term investor base suited to their business and providing investors with a distinct and targeted investment opportunity and the Spin-Off enhancing access to financing to support the SUNS business, which will no longer be subject to the current regulatory environment with respect to lending to cannabis industry operators and the Company's ability to complete the Spin-Off by mid-2024. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Readers should carefully review the Company’s financial statements and the notes thereto, as well as the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and the other documents the Company files from time to time with the SEC, including the registration statement on Form 10 filed by SUNS on February 22, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC GAMMA, INC.

	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
Date: February 22, 2024